STEIN ROE ASIA PACIFIC FUND


                        SEMIANNUAL REPORT o MARCH 31,2002




                                                  [LOGO: STEIN ROE MUTUAL FUNDS]

CONTENTS



From the President                                               1
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Performance Summary                                              2
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Portfolio Manager's Report                                       3
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Investment Portfolio                                             6
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Financial Statements                                            10
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Notes to Financial Statements                                   13
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Financial Highlights                                            20
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Transfer Agent                                                  25
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                                                                NOT FDIC INSURED
                                                                  MAY LOSE VALUE
                                                               NO BANK GUARANTEE


For monthly performance updates on all Stein Roe funds, please visit steinroe.com. Must be preceded or accompanied by a prospectus.

FROM THE PRESIDENT


[PHOTO OF: Keith T. Banks]


Dear Shareholder:

     In the six months since our last report, investors have witnessed a turnaround in the US economy and the beginnings of recovery elsewhere in the world. The S&P 500 Index managed to recover all of the ground that it lost in the wake of the events of September 11. Most foreign markets are still trying to regain lost momentum; however parts of Asia have gotten a recent boost as signs of economic recovery are appearing.

     The one exception is Japan. This country is still struggling to boost economic growth and to generate a meaningful and sustainable uptick in stock prices.

     In the report that follows, your portfolio manager will talk about the events of the period and the fund's performance in greater detail. You made a decision to diversify your portfolio with an investment in foreign markets and to stay with it as the foreign markets wavered. Now, we hope you will be pleased to read about the positive performance that is reported in the following commentary.

     As always, we thank you for investing in Stein Roe funds.


     Sincerely,

     /s/ Keith T. Banks

     Keith T. Banks
     President
     Stein Roe Mutual Funds


Economic and market conditions change frequently. There is no assurance that trends described herein will continue or commence.

PERFORMANCE SUMMARY


Average annual total return (%)
Period ended March 31, 2002

                                           6-month
                                        (cumulative)    1-year      Life+
-----------------------------------------------------------------------------
Stein Roe Asia Pacific Fund                 15.24        -8.22      7.99
-----------------------------------------------------------------------------
MSCI Pacific Free Index                      1.54       -16.12     -1.22
-----------------------------------------------------------------------------

+ The inception date of the fund was October 19, 1998. Index performance is from October 31, 1998.

INVESTMENT COMPARISONS

Value of a $10,000 Investment, October 19, 1998 to March 31, 2002

[LINE CHART DATA]:

                  Stein Roe Asia    MSCI Pacific
                  Pacific Fund      Free Index

                 $10,000.0
10/98             10,110.0         $10,000.0
                  10,490.1          10,459.0
                  10,730.4          10,749.8
                  10,300.1          10,827.2
                  10,440.1          10,615.0
3/99              11,540.5          11,952.4
                  13,480.5          12,750.9
                  12,930.5          11,990.9
                  14,850.7          13,094.1
                  15,300.7          14,090.5
                  15,840.8          13,946.8
                  16,030.9          14,589.8
                  17,031.2          15,154.4
                  19,510.9          15,906.0
                  21,998.6          16,944.7
                  20,331.1          16,126.3
                  20,833.3          15,773.1
3/00              21,379.1          16,867.8
                  19,493.5          15,695.4
                  18,010.0          14,783.5
                  19,634.5          15,923.4
                  19,078.8          14,407.4
                  19,328.8          15,191.2
                  18,271.5          14,390.6
                  16,809.8          13,564.6
                  15,740.7          13,092.6
                  15,879.2          12,576.7
                  16,711.3          12,539.0
                  15,474.6          12,003.6
3/01              14,202.6          11,429.8
                  15,277.8          12,181.9
                  15,242.6          12,136.8
                  14,514.0          11,555.5
                  13,669.3          10,805.5
                  12,917.5          10,550.5
                  11,310.0           9,441.6
                  11,600.1           9,540.8
                  12,433.0           9,814.6
                  12,491.4           9,380.8
                  12,236.6           8,859.2
                  12,236.6           9,096.6
3/02              13,033.0           9,587.0


MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT STEINROE.COM FOR MONTHLY PERFORMANCE UPDATES.

Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. The above illustration assumes a $10,000 investment made on October 19, 1998 (October 31, 1998 for the index), and reinvestment of income and capital gains distributions. The Morgan Stanley Capital International (MSCI) Pacific Free Index is a broad-based unmanaged index that tracks the performance of stocks in the Pacific Rim in the following countries: Australia, Hong Kong, Japan, Malaysia, New Zealand and Singapore. Unlike the fund, indexes are not investments, do not incur fees or expenses and are not professionally managed. Securities in the fund may not match those in the index. It is not possible to invest directly in an index.



2
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PORTFOLIO MANAGER'S REPORT


Fund Commentary


COMMENTARY FROM DAVID SMITH
PORTFOLIO MANAGER OF
STEIN ROE ASIA PACIFIC FUND



PERFORMANCE
     Stein Roe Asia Pacific Fund returned 15.24% for the six months ended March 31, 2002. The fund far outpaced its benchmark, MSCI Pacific Free Index, which rose just 1.54% during the same period.

     The single most important factor in the fund's strong performance relative to its benchmark was its underweighted position in Japan. While Japanese investments accounted for about one-third of the fund's net assets, Japan's weighting was about two-thirds of the index at the end of the period. By avoiding the general downtrend of the Japanese market and currency, the fund was able to benefit from positive performance in other Asian markets.

--------------------------------------------------------------------------------
[text inset]:

INVESTMENT OBJECTIVE AND STRATEGY:
----------------------------------
Stein Roe Asia Pacific Fund seeks long-term growth by investing in the common stocks of companies with mid- and large capitalizations located in Asia and in countries of the Pacific Basin. These countries include Australia, New Zealand, Japan, China, Hong Kong, Singapore, South Korea, Taiwan, Thailand, Indonesia and the Philippines.

FUND INCEPTION:
---------------
October 19, 1998

NET ASSETS:
-----------
$3.8 million
--------------------------------------------------------------------------------

SOURCES OF STRENGTH
     The stock markets of Korea and Thailand performed especially well during the period, up 75% and 68%, respectively, over the six months. Investors saw favorable macroeconomic trends in these countries as demand strengthened and inventories were ratcheted sharply downward. Stocks in the electronics sector did especially well. Again, the only weak spot was Japan. The Japanese government's attempt to prop up the market came through intervention rather than reform policies. This worked in the short term by creating a squeeze on short sellers, but the market soon retreated in the absence of favorable economic news.

CHANGES DURING THE PERIOD
     We have added Dr. Reddy's Laboratories (1.0% of net assets), a well-managed generic pharmaceuticals company in India. We sold Suruga Bank based on our continuing concerns with the health of the Japanese banking system.


OUTLOOK
     For the past year, non-Japanese Asian markets have posted better returns, in general, than their US counterpart, demonstrating the potential value of international diversification. We remain optimistic about Asia's prospects going forward. Valuations are relatively inexpensive and economies and corporate profits have been on the mend since the 1997-98 crisis. Moreover, the Enron scandal in the US reminded investors that Asia is not the only region with obstacles that can lower risk premiums. We also believe that conditions for equity markets are improving for Japan. While Japan's economy is still weak, recovering cyclical factors are likely to cause the intensity of some problems to abate and the high operating leverage of the corporate sector could produce a respectable bounce in profits in 2003. On the policy side, the Bank of Japan is continuing to pump liquidity into the system and there are some indications that fiscal stimuli, such as tax cuts for individuals and corporations, are in the works. We are more cautious about Korea as we anticipate several potential risks including rising oil prices, consumer debt defaults, and interest rates.


--------------------------------------------------------------------------------
[text inset]:

COUNTRY ALLOCATION
(% OF NET ASSETS)
-----------------

Hong Kong               35.3
Japan                   33.5
Singapore               12.6
Australia                4.5
South Korea              4.1
China                    2.4
India                    1.0
Malaysia                 0.5
Thailand                 0.2
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
[text inset]:

TOP 10 EQUITY HOLDINGS
(% OF NET ASSETS)
-----------------

Hong Kong & China Gas          5.1
Li & Fung                      5.0
Canon                          3.9
DBS Group Holdings             3.8
Sun Hung Kai Properties        3.6
China Mobile                   3.3
Johnson Electric Holdings      3.3
Fosters Group                  3.3
Giordano International         3.2
Rohm                           3.2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[text inset]:

EQUITY PORTFOLIO HIGHLIGHTS AS OF 3/31/02
-----------------------------------------

                                             MSCI
                         Portfolio       Pacific Index

Number of Holdings          50                468

Dollar Weighted
   Median Market
   Capitalization ($mil)   7,332            12,348
--------------------------------------------------------------------------------




MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT STEINROE.COM FOR MONTHLY PERFORMANCE UPDATES.

Past performance is no guarantee of future investment results. Share price and investment returns will vary, so you may have a gain or loss when you sell shares. Total return includes changes in share price and reinvestment of all distributions. Portfolio holdings are as of March 31, 2002 and are subject to change. The MSCI Pacific Free Index is a broad-based unmanaged index that tracks the performance of stocks in the Pacific Rim in the following countries:
Australia, Hong Kong, Japan, Malaysia, New Zealand and Singapore. Securities in the fund may not match those in the index.

There are specific risks involved when investing in foreign stocks, such as currency exchange rate fluctuations, economic change, instability of emerging countries and political developments. A portfolio of stocks from a single region poses additional risks because of limited diversification.

Holdings are calculated as a percentage of the net assets. Since the fund is actively managed, there can be no guarantee the fund will continue to maintain these holdings into the future.

--------------------------------------------------------------------------------
[text inset]:

ECONOMIC SECTOR BREAKDOWN AS OF 3/31/02
---------------------------------------

      Equity Portfolio
      (% of net assets)
      -----------------

[BAR CHART DATA]:

Financials                          24.5
Information technology              17.7
Consumer discretionary              15.9
Consumer staples                     9.2
Industrials                          9.0
--------------------------------------------------------------------------------

Sector breakdowns are calculated as a percentage of net assets. Since the fund is actively managed, there is no guarantee the fund will continue to maintain this breakdown in the future.

INVESTMENT PORTFOLIO


INVESTMENT PORTFOLIO
--------------------
MARCH 31, 2002 (UNAUDITED)


Common Stocks- 94.1%                                 Shares       Value

CONSUMER DISCRETIONARY - 15.9%
   Consumer Durables & Apparel - 7.8%
   Apparel & Accessories - 5.0%
   Li & Fung Ltd. ..........................        120,000   $    191,551
                                                              -------------

   Consumer Electronics - 2.3%
   Matsushita Electric Works Ltd............          4,000         30,454
   Sony Corp................................          1,100         57,131
                                                              -------------
                                                                    87,585
                                                              -------------
   Photographic Products - 0.5%
   China Hong Kong Photo Products Holdings Ltd.     230,000         17,693
                                                              -------------

   Hotels, Restaurants & Leisure - 1.8%
   Restaurants - 1.8%
   Cafe De Coral Holdings Ltd...............         93,000         68,562
                                                              -------------

   Media - 2.0%
   Publishing & Printing - 2.0%
   Singapore Press Holdings Ltd.............          5,800         77,396
                                                              -------------

   Retailing - 4.3%
   Apparel Retail - 3.2%
   Giordano International Ltd. .............        202,000        120,431
                                                              -------------

   General Merchandise Stores - 1.1%
   Don Quijote Co., Ltd.....................            700         40,261
                                                              -------------

CONSUMER STAPLES - 9.2%
   Food Retail - 3.9%
   Food & Drug Retailing - 3.9%
   Ariake Japan Co., Ltd. ..................          1,700         48,568
   Katokichi Co., Ltd.......................          2,200         36,153
   Seven-Eleven Japan Co., Ltd..............          2,000         62,114
                                                              -------------
                                                                   146,835
                                                              -------------
   Food, Beverages & Tobacco - 3.3%
   Brewers - 3.3%
   Foster's Group Ltd. .....................         50,536        124,911
                                                              -------------

   Household & Personal Products - 2.0%
   Household Products - 2.0%
   Kao Corp.................................          4,000         74,476
                                                              -------------


See notes to investment portfolio.

                                                     Shares          Value
ENERGY - 0.6%
   Oil & Gas Refining & Marketing - 0.6%
   Tokyo Gas Co., Ltd.......................         10,000      $  24,197
                                                              -------------

FINANCIALS - 24.5%
   Banks - 10.9%
   Commonwealth Bank of Australia...........          2,600         44,472
   DBS Group Holdings Ltd. .................         17,956        144,154
   Dah Sing Financial Group.................         16,466         76,002
   HSBC Holdings PLC (a)....................          5,331         61,681
   Hang Seng Bank Ltd. .....................          6,000         67,120
   Public Bank Berhad  .....................         20,000         19,684
                                                              -------------
                                                                   413,113
                                                              -------------
   Diversified Financials - 5.3%
   Consumer Finance - 4.2%
   Acom Co., Ltd. ..........................            600         36,273
   Orix Corp................................          1,100         82,421
   United Overseas Bank Ltd.................          5,000         41,226
                                                              -------------
                                                                   159,920
                                                              -------------
   Multi-Sector Holdings - 1.1%
   Hutchison Whampoa Ltd. ..................          4,600         40,547
                                                              -------------

   Real Estate - 8.3%
   Real Estate Management & Development - 8.3%
   Cheung Kong Holdings Ltd.  ..............         13,000        116,257
   City Developments Ltd. ..................         16,000         56,848
   Land and House Public Co., Ltd. (b)......          5,100          7,432
   Sun Hung Kai Properties Ltd. ............         18,000        136,740
                                                              -------------
                                                                   317,277
                                                              -------------

HEALTH CARE - 2.1%
   Pharmaceuticals & Biotechnology - 2.1%
   Pharmaceuticals - 2.1%
   Dr. Reddy's Laboratories Ltd., ADR ......          1,800         39,798
   Takeda Chemical Industries Ltd...........          1,000         40,479
                                                              -------------
                                                                    80,277
                                                              -------------

INDUSTRIALS - 9.0%
   Capital Goods - 5.5%
   Aerospace & Defense - 2.2%
   Singapore Technologies Engineering Ltd.           66,000         82,701
                                                              -------------

   Electrical Components & Equipment  - 3.3%
   Johnson Electric Holdings Ltd.  .........         89,000        124,950
                                                              -------------



See notes to investment portfolio.

                                                     Shares          Value

   Commercial Services & Supplies - 3.5%
   Diversified Commercial Services - 3.5%
   Park24 Co., Ltd..........................          1,300      $  68,106
   Secom Co., Ltd...........................          1,500         66,260
                                                              -------------
                                                                   134,366
                                                              -------------

INFORMATION TECHNOLOGY - 17.7%
   Software & Services - 0.7%
   Application Software - 0.7%
   Nippon System Development Co., Ltd.......            800         26,956
                                                              -------------

   Technology Hardware & Equipment - 17.0%
   Electronic Equipment & Instruments  - 1.0%
   Venture Manufacturing (Singapore) Ltd....          4,000         39,490
                                                              -------------

   Networking Equipment - 1.5%
   Datacraft Asia Ltd. .....................         15,629         35,009
   Net One Systems Co., Ltd.................              4         19,810
                                                              -------------
                                                                    54,819
                                                              -------------
   Office Electronics - 6.0%
   Canon, Inc...............................          4,000        148,349
   Ricoh Co., Ltd...........................          4,300         79,576
                                                              -------------
                                                                   227,925
                                                              -------------

   Semiconductors - 8.5%
   Murata Manufacturing Co., Ltd............            700         44,852
   Rohm Co., Ltd............................            800        120,006
   Samsung Electronics Co., Ltd. ...........            300         81,435
   Samsung Electronics Co., Ltd., GDR (c)...            544         74,569
                                                              -------------
                                                                   320,862
                                                              -------------

MATERIALS - 1.1%
   Chemicals - 1.1%
   Shin-Etsu Chemical Co., Ltd..............          1,000         42,289
                                                              -------------

TELECOMMUNICATION SERVICES - 6.5%
   Telecommunication Equipment - 0.4%
   Matsushita Communication Industrial Co., Ltd         400         13,719
                                                              -------------

   Wireless Telecommunication Services - 6.1%
   China Mobile Ltd. (a)(b).................         40,500        125,145
   NTT DoCoMo, Inc. ........................             40        108,307
                                                              -------------
                                                                   233,452
                                                              -------------



See notes to investment portfolio.

                                                     Shares          Value

UTILITIES - 7.5%
   Electric Utilities - 2.4%
   Huaneng Power International, Inc.  ......        138,000   $     92,006
                                                              -------------

   Gas Utilities - 5.1%
   Hong Kong & China Gas Co., Ltd. .........        138,028        192,013
                                                              -------------

TOTAL COMMON STOCKS
     (cost of $3,193,264)...................                     3,570,580
                                                              -------------


Short-Term Obligation - 6.9%                            Par
   Commercial Paper - 6.9%
   UBS Financial, 1.850% 04/01/02 (d)
     (cost of $260,000).....................      $ 260,000        260,000
                                                              -------------

TOTAL INVESTMENTS - 101.0%
     (cost of $3,453,264)(e)................                     3,830,580
                                                              -------------

Other Assets & Liabilities, Net - (1.0)% ...                       (37,227)
                                                              -------------

Net Assets - 100.0% ........................                  $  3,793,353
                                                              =============

NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------

(a) The value of this security represents fair value as determined in good faith under the direction of the Board of Trustees.
(b)  Non-income producing.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. As of March 31, 2002, this security amounted to $74,569 or 2.0% of net assets.
(d)  Rate  represents  yield at time of  purchase.
(e) Cost for both financial statement and federal income tax purposes is the same.

Summary of Securities                                 % of Total
by Countries                         Value            Investments
---------------                  ------------         ----------
Hong Kong                         $1,338,692             34.9%
Japan                              1,270,757             33.2
Singapore                            476,824             12.5
United States                        260,000              6.8
Australia                            169,383              4.4
South Korea                          156,004              4.1
China                                 92,006              2.4
India                                 39,798              1.0
Malaysia                              19,684              0.5
Thailand                               7,432              0.2
                               -------------           -------
                                  $3,830,580            100.0%
                               =============           =======


Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

          Acronym               Name
       ------------        --------------
            ADR      American Depositary Receipt
            GDR       Global Depositary Receipt



See notes to financial statements.

FINANCIAL STATEMENTS



STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2002 (UNAUDITED)

ASSETS:
Investments, at cost.......................................     $3,453,264
                                                                ----------
Investments, at value......................................     $3,830,580
Cash.......................................................          3,737
Foreign currency (cost of $5,393)..........................          5,407
Receivable for:
   Dividends...............................................          7,227
   Expense reimbursement due from Advisor/Administrator....          6,087
Deferred Trustees' compensation plan.......................            336
                                                                ----------
   Total Assets............................................      3,853,374
                                                                ----------

LIABILITIES:
Payable for:
   Fund shares repurchased.................................         12,167
   Management fee..........................................          3,022
   Administration fee......................................            477
   Transfer agent fee......................................            369
   Bookkeeping fee.........................................            810
   Trustees' fee...........................................          1,416
Deferred Trustees' fee.....................................            336
Other liabilities..........................................         41,424
                                                                ----------
   Total Liabilities.......................................         60,021
                                                                ----------
Net Assets.................................................     $3,793,353
                                                                ==========

COMPOSITION OF NET ASSETS:
Paid-in capital............................................     $3,865,385
Accumulated net investment loss............................        (94,286)
Accumulated net realized loss..............................       (355,086)
Net unrealized appreciation on:
   Investments.............................................        377,316
   Foreign currency translations...........................             24
                                                                ----------
Net Assets.................................................     $3,793,353
                                                                ==========

Shares outstanding.........................................        336,473
                                                                ----------
Net asset value, offering and redemption price per share...     $    11.27
                                                                ==========




See notes to financial statements.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 2002 (UNAUDITED)


INVESTMENT INCOME:
Dividends.................................................      $   21,372
Interest..................................................           1,160
                                                                ----------
   Total Investment Income (net of foreign taxes
        withheld of $2,377)...............................          22,532
                                                                ----------

EXPENSES:
Management fee............................................          17,013
Administration fee........................................           2,686
Bookkeeping fee...........................................           4,978
Transfer agent fee........................................           3,634
Trustees' fee.............................................           3,833
Audit fee.................................................           8,533
Custody fee...............................................           6,402
Registration fee..........................................          16,244
Reports to shareholders...................................           9,765
Other expenses............................................          12,754
                                                                ----------
   Total Expenses.........................................          85,842
Fees and expenses waived by Advisor/Administrator.........         (47,787)
Custody earnings credit...................................          (2,271)
                                                                ----------
   Net Expenses...........................................          35,784
                                                                ----------
Net Investment Loss.......................................         (13,252)
                                                                ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   AND FOREIGN CURRENCY:
Net realized gain (loss) on:
   Investments............................................        (216,138)
   Foreign currency transactions..........................             878
                                                                ----------
     Net realized loss....................................        (215,260)
                                                                ----------
Net change in unrealized appreciation/depreciation on:
   Investments............................................         731,157
   Foreign currency translations..........................             337
                                                                ----------
     Net change in unrealized appreciation/depreciation...         731,494
                                                                ----------
Net Gain .................................................         516,234
                                                                ----------
Net Increase in Net Assets from Operations................      $  502,982
                                                                ----------



See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                              (UNAUDITED)
                                              SIX MONTHS
                                                   ENDED      YEAR ENDED
                                               MARCH 31,   SEPTEMBER 30,
INCREASE (DECREASE) IN NET ASSETS:                  2002            2001
                                           -------------   -------------

OPERATIONS:
Net investment loss.....................     $   (13,252)    $    (4,763)
Net realized loss on investments and
   foreign currency transactions........        (215,260)       (134,674)
Net change in unrealized
   appreciation/depreciation on
   investments and foreign currency
   translations.........................         731,494      (1,898,629)
                                             -----------     -----------
Net Increase (Decrease) from Operations.         502,982      (2,038,066)
                                             -----------     -----------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized capital gains.........              --        (261,282)
In excess of net realized capital
    gains...............................              --         (13,729)
                                             -----------     -----------
Total Distributions Declared to
    Shareholders........................              --        (275,011)
                                             -----------     -----------
SHARE TRANSACTIONS:
Subscriptions ..........................         135,727         153,871
Distributions reinvested ...............            -            274,722
Redemptions ............................        (156,318)       (101,560)
                                             -----------     -----------
Net Increase (Decrease)
   from Share Transactions..............         (20,591)        327,033
                                             -----------     -----------
Total Increase (Decrease) in Net
   Assets...............................         482,391      (1,986,044)

NET ASSETS:
Beginning of period.....................       3,310,962       5,297,006
                                             -----------     -----------
End of period (including accumulated net
   investment loss of $(94,286) and
   $(81,034), respectively).............     $ 3,793,353     $ 3,310,962
                                             ===========     ===========
CHANGES IN SHARES:
   Subscriptions .......................          12,466          11,228
   Issued for distributions reinvested..              --          19,374
   Redemptions .........................         (14,386)         (8,338)
                                             -----------     -----------
     Net Increase (Decrease)............          (1,920)         22,264
                                             -----------     -----------



See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS


NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2002 (UNAUDITED)

NOTE 1. ACCOUNTING POLICIES

ORGANIZATION:
     Stein Roe Asia Pacific Fund (the "Fund"), a series of Liberty-Stein Roe Funds Investment Trust (the "Trust"), is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek growth of capital by investing in the common stocks and equity-related securities of medium to large capitalization growth companies located in Asia and the Pacific Basin. The Fund may issue an unlimited number of shares.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS:
     Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid price.

     In certain countries, the Fund may hold foreign designated shares. If the foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded. Korean equity securities that have reached the limit for aggregate foreign ownership and for which premiums to the local exchange prices may be paid by foreign investors are valued by applying a broker quoted premium to the local share price.

     Forward currency contracts are valued based on the weighted value of the exchange-traded contracts with similar durations.

     Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

     The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

     Investments for which market quotations are not readily available are valued at fair value under procedures approved by the Board of Trustees.

     Security transactions are accounted for on the date the securities are purchased, sold or mature. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

FEDERAL INCOME TAXES:
     Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

     At September 30, 2001, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were as follows:

         YEAR OF EXPIRATION              CAPITAL LOSS CARRYFORWARD
--------------------------------------------------------------------------------
                2009                              $4,039

     Expired capital loss carryforwards, if any, are recorded as a reduction of paid-in capital.

     Additionally, $135,787 of net capital losses attributable to security transactions occurring after October 31, 2000, are treated as arising on October 1, 2001, the first day of the Fund's current taxable year.

DISTRIBUTIONS TO SHAREHOLDERS:
     Distributions to shareholders are recorded on the ex-date.

     The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

FOREIGN CURRENCY TRANSACTIONS:
     Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

     The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) from investments.

FORWARD CURRENCY CONTRACTS:
     The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

OTHER:
     Corporate actions and dividend income are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonreclaimable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

MANAGEMENT FEE:
     Stein Roe & Farnham Incorporated (the "Advisor") is the investment advisor of the Fund and receives a monthly fee equal to 0.95% annually of the Fund's average daily net assets. Newport Pacific Management, Inc. ("Newport") has been retained by the Advisor as sub-advisor to manage the day-to-day investment operations of the Fund. The Advisor, out of the advisory fee it receives, pays Newport a monthly sub-advisory fee equal to 0.55% annually of the Fund's average daily net assets.

     On November 1, 2001, Liberty Financial Companies, Inc., the former parent of the Advisor and affiliate of Newport, completed the sale of its asset management business, including the Advisor, to a subsidiary of FleetBoston Financial Corporation. This transaction resulted in a change of control of the Advisor and, therefore, an assignment of the Advisor's investment advisory contract with the Fund. The Fund had obtained approval of a new investment advisory contract by the Fund's Board of Trustees and shareholders, which became effective upon completion of the sale. The new contract is identical to the prior contract in all material respects except for its effective and termination dates.

ADMINISTRATION FEE:
     The Advisor provides accounting and other services for a monthly fee equal to 0.15% annually of the Fund's average daily net assets.

BOOKKEEPING FEE:
     The Advisor is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), the Advisor has delegated those functions to State Street Bank and Trust Company ("State Street"). The Advisor pays fees to State Street under the Outsourcing Agreement.

     Under its pricing and bookkeeping agreement with the Fund, the Advisor receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

TRANSFER AGENT:
     Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Advisor, provides shareholder services for a monthly fee equal to 0.06% annually of the Fund's average daily net assets plus charges based on the number of shareholder accounts and transactions and receives reimbursement for certain out-of-pocket expenses.

EXPENSE LIMITS:
     The Advisor/Administrator has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 2.00% annually of the Fund's average daily net assets.

OTHER:
     The Fund pays no compensation to its officers, all of whom are employees of the Advisor or its affiliates.

     The Fund has an agreement with its custodian bank under which $2,271 of custody fees were reduced by balance credits for the six months ended March 31, 2002. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income producing asset if it had not entered into such an agreement.

NOTE 3. PORTFOLIO INFORMATION

INVESTMENT ACTIVITY:
     For the six months ended March 31, 2002, purchases and sales of investments, other than short-term obligations, were $743,276 and $902,131, respectively.

     Unrealized appreciation (depreciation) at March 31, 2002, based on cost of investments for both financial statement and federal income tax purposes was:

Gross unrealized appreciation      $ 726,099
Gross unrealized depreciation       (348,783)
                                   ---------
      Net unrealized appreciation  $ 377,316
                                   =========

OTHER:
     There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities

These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, concentration of investments in a single region or country may result in greater volatility.

NOTE 4. LINE OF CREDIT

     The Trust and SR&F Base Trust (collectively the "Trusts") participates in an unsecured line of credit agreement provided by the custodian bank. The line of credit entitles the Trusts to borrow from the custodian at any time upon notice from the Trusts. The borrowings available to the Trusts for the line of credit are $200 million. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each Trust and, ultimately, the Fund based on its borrowings. In addition, a commitment fee of 0.10% per annum on the Fund's unused commitment shall be paid quarterly by the Fund based on the relative asset size of the Fund to the Trusts as a whole. The commitment fee is included in "Other expenses" on the Statement of Operations. Because several investment companies participate, there is no assurance that an individual Fund will have access to the entire line of credit at any particular time. For the six months ended March 31, 2002, the Fund had no borrowings under the agreement.

NOTE 5. OTHER RELATED PARTY TRANSACTIONS

     At March 31, 2002, Colonial Management Associates, Inc. owned 85.9% of the Fund's outstanding shares.

FINANCIAL HIGHLIGHTS



STEIN ROE ASIA PACIFIC FUND
Selected data for a share outstanding throughout each period is as follows:

                                                                           (UNAUDITED)
                                                                           SIX MONTHS           YEAR ENDED
                                                                                ENDED          SEPTEMBER 30,         PERIOD ENDED
                                                                            MARCH 31,    ------------------------   SEPTEMBER 30,
                                                                                 2002          2001          2000         1999 (a)
                                                                           ----------    ----------    ----------      ----------

NET ASSET VALUE, BEGINNING OF PERIOD....................................   $     9.78    $    16.76    $    16.03         $ 10.00
                                                                           ----------    ----------    ----------      ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (b)........................................        (0.04)        (0.01)        (0.08)           0.01
Net realized and unrealized gain (loss) on investments
   and foreign currency.................................................         1.53         (6.11)         2.39            6.02
                                                                           ----------    ----------    ----------      ----------
   Total from Investment Operations.....................................         1.49         (6.12)         2.31            6.03
                                                                           ----------    ----------    ----------      ----------
Less Distributions Declared to Shareholders:
From net investment income..............................................           --            --         (0.78)             --
From net realized gains.................................................           --         (0.82)        (0.80)             --
In excess of net realized gains.........................................           --         (0.04)           --              --
                                                                           ----------    ----------    ----------      ----------
   Total Distributions Declared to Shareholders.........................           --         (0.86)        (1.58)             --
                                                                           ----------    ----------    ----------      ----------
NET ASSET VALUE, END OF PERIOD..........................................   $    11.27    $     9.78    $    16.76      $    16.03
                                                                           ==========    ==========    ==========      ==========


Total return (c)(d).....................................................       15.24%(e)   (38.09)%        13.97%          60.30%(e)
                                                                           ==========    ==========    ==========      ==========

RATIOS TO AVERAGE NET ASSETS:
Expenses (f)............................................................        2.00%(g)      2.00%         2.00%           2.00%(g)
Net investment income (loss)(f).........................................      (0.74)%(g)    (0.11)%       (0.43)%           0.10%(g)
Waiver/reimbursement....................................................        2.66%(g)      1.95%         1.80%           2.05%(g)
Portfolio turnover rate.................................................          22%(e)        24%           29%             31%(e)
Net assets, end of period (000's).......................................   $    3,793    $    3,311    $    5,297      $    4,006

(a)  The Fund commenced investment operations on October 19, 1998.
(b) Per share data was calculated using average shares outstanding during the period.
(c)  Total return at net asset value assuming all distributions reinvested.
(d) Had the Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)  Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements had an impact of 0.12%, 0.06%, 0.12% and 0.05% for the six months ended March 31, 2002, for the year ended September 30, 2001, for the year ended September 2000 and for the period ended September 30, 1999, respectively.
(g)  Annualized.


20-21 [SPREAD]
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TRANSFER AGENT


IMPORTANT INFORMATION ABOUT THIS REPORT
The Transfer Agent for Stein Roe Asia Pacific Fund is:

Liberty Funds Services, Inc.
PO Box 8081
Boston, MA  02266-8081

PLEASE MAKE A NOTE OF OUR NEW MAILING ADDRESS, EFFECTIVE IMMEDIATELY.
The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call Shareholder Services at 800-338-2550 and additional reports will be sent to you.


Semiannual Report:
Stein Roe Asia Pacific Fund

                        [LOGO: STEIN ROE MUTUAL FUNDS]
                        ONE FINANCIAL CENTER
                        BOSTON, MA 02111-2621
                        800-338-2550



                                                        S85-03/367J-0302 (05/02)
                                                                          02/765